UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2012

FREDERICK’S OF HOLLYWOOD GROUP INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Blvd., Hollywood, CA	90028
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (323) 466-5151

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 20, 2012, Frederick’s of Hollywood Group Inc. (“Group”), FOH Holdings, Inc. (“Parent”), Frederick’s of Hollywood, Inc. (“Frederick’s”), Frederick’s of Hollywood Stores, Inc. (“Stores”) and Hollywood Mail Order, LLC (“Mail Order, and together with Group, Parent, Frederick’s and Stores, the “Borrowers”), the lending parties from time to time a party to the Financing Agreement (defined below) (collectively, the “Lenders”) and Hilco Brands, LLC, as arranger and agent for the Lenders (the “Term Loan Agent”) entered into a Second Financing Agreement and Note Modification Agreement (the “Second Modification”) to be effective as of April 1, 2012.

The Second Modification amends the Financing Agreement, dated as of July 30, 2010, by and among the Borrowers, the Lenders and the Term Loan Agent, as amended by that certain Financing Agreement and Note Modification Agreement, dated as of July 29, 2011 (the “Financing Agreement”), by increasing the principal amount of the term loan (“Hilco Term Loan”) by $207,739.78 to $7,307,739.78 to include (i) regularly scheduled cash interest payments in the amount of $187,739.78 and (ii) a $20,000 fee payable by the Borrowers to the Lenders in consideration for the Lenders’ agreement to the Second Modification.

Concurrently with the execution of the Second Modification, the Term Loan Agent and Wells Fargo Bank, National Association (the “Revolving Loan Agent”), as arranger and administrative agent for the Revolving Loan Secured Parties (as defined in the Intercreditor Agreement, dated as of July 30, 2010, between the Term Loan Agent and the Revolving Loan Agent), entered into a Second Amendment to the Intercreditor Agreement, dated as of April 20, 2012, acknowledged by the Borrowers (the “Second Intercreditor Amendment”), to reflect the $207,739.78 increase to the principal amount of the Hilco Term Loan.

The foregoing description of the Second Modification and the Second Intercreditor Amendment is qualified in its entirety by reference to the complete text of the agreements. Copies of the Second Modification and the Second Intercreditor Amendment are filed as Exhibits 10.3 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

2

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
10.1	Financing Agreement, dated as of July 30, 2010, by and among the Borrowers, the Lenders and the Term Loan Agent (incorporated by reference to Exhibit 10.1 of Group’s Current Report on Form 8-K filed with the SEC on August 4, 2010).
10.2	Financing Agreement and Note Modification Agreement, dated as of July 29, 2011, by and among the Borrowers, the Lenders and the Term Loan Agent (incorporated by reference to Exhibit 10.2 of Group’s Current Report on Form 8-K filed with the SEC on July 29, 2011
10.3*	Second Financing Agreement and Note Modification Agreement, dated as of April 20, 2012, by and among the Borrowers, the Lenders and the Term Loan Agent
10.4	Intercreditor Agreement, dated as of July 30, 2010, between the Revolving Loan Agent and the Term Loan Agent and acknowledged by the Borrowers (incorporated by reference to Exhibit 10.7 of Group’s Current Report on Form 8-K filed with the SEC on August 4, 2010)
10.5	First Amendment to the Intercreditor Agreement, dated as of July 29, 2011, between the Revolving Loan Agent and the Term Loan Agent and acknowledged by the Borrowers (incorporated by reference to Exhibit 10.4 of Group’s Current Report on Form 8-K filed with the SEC on July 29, 2011
10.6*	Second Amendment to the Intercreditor Agreement, dated as of April 20, 2012, between the Revolving Loan Agent and the Term Loan Agent and acknowledged by the Borrowers

* Filed herewith.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Frederick’s of Hollywood Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2012

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Thomas Rende Chief Financial Officer (Principal Financial and Accounting Officer)

4